SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 16, 2002


                         FOURTHSTAGE TECHNOLOGIES, INC.


          Delaware                   0-8164                      74-2971167
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


                            3300 North Central Avenue
                                    Suite 200
                             Phoenix, Arizona 85012
                                  602-766-0883

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On December 31st, 2001, Fourthstage Technologies, Inc., a Delaware corporation (the "company"), filed a voluntary petition under Chapter 11 of the Bankruptcy Code in federal bankruptcy court in Phoenix, Arizona. The case number for the company is 0117604-ECFEWH. The bankruptcy court assumed jurisdiction over the company on December 31st, 2001, and the existing officers and directors have been left in possession of the bankruptcy estate subject to the supervision and orders of the bankruptcy court.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Fourthstage Technologies, Inc.


                                        By /s/ Kevin P. Craig
                                           -------------------------------------
                                           Kevin P. Craig
                                           Chief Executive Officer/President